UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: N/A

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

FTE Networks, Inc. (“FTE” or the “Company”), today issued a shareholder update. The full text of the letter from interim CEO Michael P. Beys follows.

Dear Shareholders:

On behalf of FTE and its subsidiary, US Home Rentals LLC (“USHR” and along with FTE, the “Companies”), I would like to provide an update on two important federal criminal matters relating to both the Palleschi/Lethem Fraud and the Singal/Szkaradek Fraud. This update is a follow up to my letters of August 13, 2024 and January 21, 2025,which are attached here, and uses terms previously defined in those letters.1

First, David S. Lethem, FTE’s ex-CFO and one of the principals in the Palleschi/Lethem Fraud, was sentenced on May 13, 2025 in the U.S. District Court for the Southern District of New York, to 48 months imprisonment, to be followed by two years of supervised release. He was ordered to pay restitution (jointly and severally with Michael Palleschi) of $10,894,561 and $2,100,000 to FTE and its shareholders, respectively. He is scheduled to report to prison on September 15, 2025 to begin serving his sentence. FTE is currently unable to say whether and to what extent the restitution orders are collectable but will closely monitor the situation. FTE will also continue to cooperate with the government’s prosecutors and other law enforcement and court personnel. Michael Palleschi, FTE’s ex-CEO and the other principal in the Palleschi/Lethem Fraud, is still awaiting sentencing. The criminal case for both defendants is U.S. v. Palleschi et al., Docket No. 21 CR 454 (CM) (S.D.N.Y.), and all of the matters discussed in our letters are available to the public on the court’s docket.

Second, Suneet Singal, the central figure in the Singal/Szkaradek Fraud, was convicted by a jury’s verdict on June 23, 2025 of eight (8) counts of mail and wire fraud in a federal criminal jury trial in Sacramento, California, U.S. v. Singal, Docket No. 22 CR 68 (DJC) (E.D. Cal.). The fraudulent scheme for which he was convicted in the federal criminal case in Sacramento is separate and distinct from the fraud charges brought against him by the U.S. Securities Exchange Commission (“SEC”) in December 2019, which Singal effectively admitted by agreeing to a fine of $7M and a bar from the securities industry. It is also separate and distinct from the fraud charges FTE has brought (1) against (a) Singal, (b) his companies TTP8, LLC and First Capital Master Advisor, LLC, (c) his wife Majique Ladnier, and his affiliates (d) Innovativ Media Group, Inc. and its principal Tom Coleman, (e) Joseph F. Cunningham (current FTE director), (f) Stephen M. Goodwin (former FTE director who fraudulently issued shares without FTE board approval to Singal and TTP8 in 2019) and (g) Bruce Fahey, in the U.S. District Court for the Southern District of New York (FTE v. Singal et al., Docekt No. 22 Civ. 5960 (JHR) (S.D.N.Y.)), and (2) against Singal’s alleged co-conspirators Alex and Antoni Szkaradek, the sellers of the USHR real estate portfolio, in the U.S. District Court for the District of Delaware (FTE v. Szkaradek et al., Docket No. 22 Civ. 785 (WCB) (D.Del)). While FTE’s twin fraud cases against Singal, the Szkaradeks and their many alleged co-conspirators continue to move forward, FTE will also work with the government’s prosecutors in Singal’s recent federal criminal case so that the convicted fraudster’s “relevant conduct” towards FTE may be brought to the sentencing judge’s attention.

In short, FTE – lead by this former federal prosecutor as its CEO – continues to work tirelessly, in coordination with prosecutors and law enforcement agents, to bring the many wrongdoers who victimized the Company to justice.

Sincerely,

Michael P. Beys

Interim CEO

1There have also been developments in FTE’s other litigations involving the Singal/Szkaradek Fraud, particularly in the Delaware federal case of FTE v. Szkaradek et al., Docket No. 22 Civ. 785 (WCB) (D.Del) and in the Nevada state case of Innovativ, et al. v. FTE, et al., Case No. A-22-849188-B (District Court, Clark County, Nevada), which I will address in the next update in the coming weeks.

Forward Looking Statements

This letter may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “plan,” “believe,” “will,” “intends,” “expects,” “anticipate” and may include statements regarding matters that involve known or unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to differ materially from results expressed or implied by this release. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the outcome of pending litigation, the future of our business, future plans and strategies, projections, anticipated events, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risk factors and others are included from time to time in documents we file with the Securities and Exchange Commission, including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this letter is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

About FTE Networks, Inc.

FTE Networks, Inc. (“FTE”) through its subsidiary USHR, owns affordable rental housing in tier 3 and 4 markets.

For more information, please contact: ir@ftenet.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: July 24, 2025		/s/ Michael P. Beys
	Name:	Michael P. Beys
	Title:	Interim Chief Executive Officer